Exhibit 10.3

股权质押合同之让与协议

AGREEMENT TO ASSIGN EQUITY PLEDGE AGREEMENT

本股权质押合同之让与协议（“本协议”）于2023年 2月27日在中华人民共和国（“PRC”或“中国”）上海市由下列各方签署：

THIS AGREEMENT TO ASSIGN EQUITY PLEDGE AGREEMENT (this “Agreement”) is dated February 27, 2023, and is entered into in Shanghai, People’s Republic of China (“PRC” or “China”) by and among：

甲方：	马可思物联技术（上海）有限公司
Party A:	Makesi IoT Technology (Shanghai) Co., Ltd.
地址：	上海市徐汇区中山西路2020号502A40室
Address:	Room 502A40, No 2020 Zhongshanxi Road, Xuhui District, Shanghai, China

乙方：	上海光点娱乐有限公司
Party B:	Shanghai Guangdian Entertainment Co., Ltd.
地址：	上海市普陀区金沙江路1678号917室
Address:	Room 917, No. 1678 Jinshajiang Road, Putuo District, Shanghai, China

丙方：	上海光点传媒有限公司
Party C:	Shanghai Guangdian Media Co., Ltd.
地址：	上海市普陀区金沙江路1678号918室
Address:	Room 918, No 1678 Jinshajiang Road, Putuo District, Shanghai, China

丁方： 签字的丙方股东

Party D: The undersigned shareholders of Party C.

前述

RECITALS

(1)	甲方、乙方为依中国法律设立的外商独资企业；

Each Party A and Party B is a wholly foreign owned enterprise incorporated under the PRC laws;

(2)	丙方是依一家中国法律设立的内资有限公司；

Party C is a domestic company incorporated under the PRC Laws;

(3)	甲方、丙方和丁方与2022年9月16日签订了股权质押合同（“质押协议”）。

Party A, Party C and Party D entered into an Equity Pledge Agreement dated September 16, 2022 (the “Pledge Agreement”).

(4)	甲方决定将其在质押协议项下所有的权利与义务让与乙方，乙方在此同意接受该等让与。

Party A determined that the rights and obligations of Party A under Pledge Agreement be assigned to Party B, and Party B agrees to such assignment.

为此，各方签订以下协议，以资双方遵守：

NOW THEREFORE, the Parties agree as follows:

1.	让与质押协议

ASSIGNMENT OF PLEDGE AGREEMENT

1.1	甲方在此将质押协议及其项下所有权利与义务让与给乙方。乙方在此同意接受该等让与（“让与”）。

Party A hereby transfers the Pledge Agreement and assigns all rights and obligations under Pledge Agreement to Party B, and Party B hereby accepts such assignment and transfer (the “Assignment”).

1.2	丙方和丁方在此确认该等让与。

Party C and Party D hereby acknowledge this Assignment.

1.3	依上述让与安排，各方同意修改质押协议，将其中的甲方由乙方替代。

Pursuant to the foregoing Assignment, the Parties agree that the Pledge Agreement is hereby amended to replace and substitute Party A with Party B.

2.	一般条款

GENERAL

2.1	除了本协议另外明确规定，咨询协议条款将继续有效。如果本协议和质押协议有冲突，本协议优先。

Except as expressly set forth in this Agreement, the terms and provisions of the Pledge Agreement shall continue unmodified and in full force and effect. In the event of any conflict between this Agreement and the Pledge Agreement, this Agreement shall control.

2.2	本协议应以中文和英文签署五份。各方各执一份，每份效力相同。当本协议中英文含义不一致时，以中文文本为准。

This Agreement shall be executed in five (5) duplicate originals in both Chinese and English. Each Party shall receive one (1) duplicate original, and all originals shall be equally valid. In case of any discrepancies among the different languages, the Chinese version shall prevail.

[以下无正文，后附签字页]

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[签字页]

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兹证明，本协议由各方或者各方的法定代表人签订。

IN WITNESS WHEREOF this Agreement is duly executed by each Party or its legal representatives.

甲方：	马可思物联技术（上海）有限公司
PARTY A:	Makesi IoT Technology (Shanghai) Co., Ltd.

法定代表人/或被授权人(签字)
Legal/Authorized Representative: /s/ Wei Xu______________
姓名:徐蔚
Name: XU, Wei
职务:执行董事
Title: Executive Director

乙方：	上海光点娱乐有限公司
PARTY B:	Shanghai Guangdian Entertainment Co., Ltd.

被授权人(签字)
Legal/Authorized Representative: /s/ Hongxiang Yu_________
姓名: 於鸿翔
Name: YU, Hongxiang
职务:执行董事
Title: Executive Director

丙方：	上海光点传媒有限公司
PARTY C:	Shanghai Guangdian Media Co., Ltd.

法定代表人/或被授权人（签字）
Legal/Authorized Representative: /s/ Hongxiang Yu_________
姓名: 於鸿翔
Name: YU, Hongxiang
职务:执行董事
Title: Executive Director

[签字页]

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丁方:

PARTY D：

上海光点传媒有限公司的股东:

Shareholders of Shanghai Guangdian Media Co., Ltd.

/s/ Hongxiang Yu
姓名: 於鸿翔
Name:	YUHongxiang

上海光点传媒有限公司的股东:
Shareholders of Shanghai Guangdian Media Co., Ltd.

/s/ Shuang Zhang
姓名: 张爽
Name:	ZHANG, Shuang